U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report: October 23, 2001

                           BLIMPIE INTERNATIONAL, INC.
               (Exact name of issuer as specified in its charter)

         New Jersey                    0-21036                   13-2908793
(State or Other Jurisdiction of     (Commission File           (IRS Employer
Incorporation or Organization)          Number)              Identification No.)

                        740 Broadway, New York, NY 10003
              (Address and Zip Code of Principal Executive Offices)

                                 (212) 673-5900
                         (Registrant's Telephone Number)

      Item 5. Other Events

      On October 23, 2001, Blimpie International, Inc. ("Blimpie") issued a press release announcing that it had

      A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      Free copies of Blimpie's filings with the SEC may be obtained from Blimpie by directing a request to Investor Relations, Blimpie International, Inc., 1775 The Exchange, Atlanta, Georgia 30309.

      Item 7. Financial Statements and Exhibits

The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

      (a) Financial Statements -- none

      (b) Pro forma financial information -- none

      (c) Exhibits

Number   Description

99.1     Press Release dated October 23, 2001 of Blimpie International, Inc.

                                    Signature

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Blimpie International, Inc.


Dated: October 23, 2001                 By: /s/ Anthony P. Conza
                                           -------------------------------------
                                           Anthony P. Conza, Chief (Principal)
                                                   Executive Officer